INVESTMENT ADVISER
BANC ONE INVESTMENT
  ADVISORS CORPORATION
1111 Polaris Parkway
Columbus, Ohio 43271-0211

ADMINISTRATOR AND FOUNDER
AQUILA MANAGEMENT CORPORATION
380 Madison Avenue, Suite 2300
New York, New York 10017

BOARD OF TRUSTEES
Lacy B. Herrmann, Chairman
Thomas A. Christopher
Douglas Dean
Diana P. Herrmann
Ann R. Leven
Theodore T. Mason
Anne J. Mills
William J. Nightingale
James R. Ramsey

OFFICERS
Lacy B. Herrmann, President
Diana P. Herrmann, Vice President
Charles E. Childs, III, Vice President
John M. Herndon, Vice President
Jerry G. McGrew, Vice President
Rose F. Marotta, Chief Financial Officer
Richard F. West, Treasurer
Edward M.W. Hines, Secretary

DISTRIBUTOR
AQUILA DISTRIBUTORS, INC.
380 Madison Avenue, Suite 2300
New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
ADMINISTRATIVE DATA
 MANAGEMENT CORP.
581 Main Street
Woodbridge, New Jersey 07095-1198

CUSTODIAN
BANK ONE TRUST COMPANY, N.A.
100 East Broad Street
Columbus, Ohio 43271

INDEPENDENT AUDITORS
KPMG PEAT MARWICK LLP
345 Park Avenue
New York, New York 10154

Further information is contained in the Prospectus, which must precede or accompany this report.




SEMI-ANNUAL
REPORT
MARCH 31, 1997

CHURCHILL
CASH RESERVES
TRUST

A CASH MANAGEMENT INVESTMENT

[Logo of Churchill Cash Reserves Trust: Standing Pegasus]

[Logo of Aquila Group of Funds: Eagle's Head]

ONE OF THE
AQUILASM GROUP OF FUNDS

[Logo of Churchill Cash Reserves Trust: Standing Pegasus]

CHURCHILL CASH RESERVES TRUST
SEMI-ANNUAL REPORT

April 30, 1997

Dear Investor:

     We are pleased to provide you with the Semi-Annual Report for Churchill Cash Reserves Trust for the six-month period ended March 31, 1997.

        The economic climate and the Federal Reserve's monetary policy once again had an impact on the short-term debt markets during the first six months of the Trust's current report period.

        The Federal Reserve voted on March 25th to raise short-term interest rates for the first time in more than two years. The central bank took one of the smallest steps it could, raising the more important of the two short-term rates it controls - the Federal funds target rate for overnight loans between banks by - 25 basis points, to 5.50%. In doing so, the Federal Reserve was trying to keep the economy from growing so fast that it generates wage and price pressures strong enough to threaten the nation's six-year economic expansion.

        Indeed, forecasts of economic growth are being revised upward as business activity and consumer spending continue to expand at a strong pace - a pace which started late last year and continues unabated into 1997. The Federal Reserve is concerned that with a strong economy and low unemployment, inflation would worsen as the increased stress on labor markets would potentially put additional upward pressure on wages and ultimately prices.

        As mentioned in previous report letters, yields on money market funds, like the Trust, move in concert with rate policies pursued by the Federal Reserve. At March 31, 1997, the seven-day yield of the Trust was 4.98%. And, as of this writing, the seven-day yield has increased to 5.06%.

        Looking forward, we are optimistic that the Trust will continue to provide investors attractive yields compared to alternative money market investments. With the possibility of further interest rate increases in the offing, the Trust's investment portfolio is well positioned to continually attract higher and competitive rates of return. Through alertness to market opportunities, the Trust can produce a highly competitive return for its investors without compromising safety.

        We wish to thank you for the continued support and confidence you have placed in Churchill Cash Reserves Trust. We look forward to serving your cash management needs during the rest of 1997 and for many years to come.

                                                Sincerely,
                                                /s/ Lacy B. Herrmann
                                                Lacy B. Herrmann
                                                President and Chairman
                                                  of the Board of Trustees

CHURCHILL CASH RESERVES TRUST
STATEMENT OF INVESTMENTS
MARCH 31, 1997 (UNAUDITED)

  FACE                                                                MARKET
  AMOUNT       COMMERCIAL PAPER (80.0%)                               VALUE
               Automotive (12.4%)
 $5,000,000    American Honda Finance Corp., 5.37%, 04/29/97       $4,979,117
  5,000,000    General Motors Acceptance Corp., 5.42%, 07/22/97     4,915,689
  5,000,000    Mitsubishi Motor Credit of America Inc., 5.41%,
                 04/07/97                                           4,995,492
                                                                   14,890,298

               Banking (8.1%)
  5,000,000    Banco Rio de la Plata S.A., 5.36%, 10/31/97,         4,841,433
                 Letter of Credit: Bayerische Vereinsbank
  5,000,000    Bankers Trust New York Corp., 5.42%, 07/15/97        4,920,959
                                                                    9,762,392

               Electronics (4.1%)
  5,000,000    Hitachi Credit America Corp., 5.42%, 05/30/97        4,955,627

               Electric and Gas Utility (12.4%)
  5,000,000    AES Shady Point Inc., 5.47%, 04/18/97,               4,987,085
                 Letter of Credit: Bank of Tokyo-Mitsubishi
  5,000,000    Cogentrix of Richmond, Inc., 5.50%, 04/18/97,        4,987,014
                 Letter of Credit: Banque Paribas
  5,000,000    CSW Credit, Inc., 5.65%, 04/14/97                    4,989,799
                                                                   14,963,898

               Finance (26.5%)
  6,000,000    ACE Overseas Corp., 5.31%, 05/19/97#                 5,957,520
  6,000,000    Banner Receivables Corp., 5.41%, 04/22/97#           5,981,065
  5,000,000    Broadway Capital Corp., 5.38%, 05/09/97#             4,971,605
  5,046,000    Gotham Funding Corp., 5.44%, 04/16/97#               5,034,562
  5,000,000    Kitty Hawk Funding Corp., 5.52%, 06/16/97#           4,941,733
  5,000,000    Old Line Funding Corp., 5.40%, 04/04/97#             4,997,750
                                                                   31,884,235

               Healthcare (4.1%)
  5,000,000    Columbia/HCA Healthcare Corp., 5.50%, 04/11/97       4,992,361

               Oil (4.1%)
  5,000,000    Petroleo Brasileiro S.A.- Petrobras, 5.32%,
                 04/02/97,                                          4,999,261
                 Letter of Credit: Barclays Bank PLC

               Real Estate (8.3%)
  5,000,000    75 State Street Capital Corp., 5.45%,
                 04/17/97,                                          4,987,889
                 Letter of Credit: Banque Paribas
  5,000,000    SRD Finance, 5.40%, 04/10/97,                        4,993,250
                 Letter of Credit: Sumitomo Bank                    9,981,139
                 Total Commercial Paper                            96,429,211


               MEDIUM TERM NOTES (8.3%)
  5,000,000    Bear Stearns Companies Inc., 5.73%, 03/01/98         5,000,000
  5,000,000    IBM Credit Corporation, 5.75%, 01/20/98              4,998,921
                                                                    9,998,921

               CERTIFICATES OF DEPOSIT (5.0%)
  6,000,000    Societe Generale NY Branch, 5.92%, 09/17/97          6,007,754
                 Total Certificates of Deposit                      6,007,754


               CORPORATE NOTES (4.3%)
  5,130,000    Lehman Brothers Holdings, 8.38%, 04/01/97            5,130,000
                 Total Corporate Notes                              5,130,000


               REPURCHASE AGREEMENTS (2.5%)
  2,974,000    Aubrey G. Lanston & Co., 6.45%, 04/01/97             2,974,000
                 (Proceeds of $2,974,533 to be received at
                   maturity)
                 Collateral: $3,112,000 U.S.Treasury Bills,
                   due 09/11/97
                 (Collateral Market Value $3,036,000)

                 Total Repurchase Agreements                        2,974,000

                 Total Investments (cost-$120,539,886*)  100.1%   120,539,886

                 Liabilities in excess of other assets     (.1)     (117,021)

                 Net Assets                                100%  $120,422,865


                * Cost for Federal tax purposes is identical.

                # Pursuant to Rule 144A, resale is restricted to
                  qualified institutional buyers.

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENT OF ASSETS AND LIABILITIES
MARCH 31, 1997 (UNAUDITED)

ASSETS
Investments at value (cost - $120,539,886)                       $120,539,886
Cash                                                                      636
Interest receivable                                                   443,808
Other assets                                                           10,415
    Total assets                                                  120,994,745

LIABILITIES
Dividends payable                                                     520,028
Adviser and Administrator fees payable                                 44,710
Accrued expenses                                                        7,142
    Total liabilities                                                 571,880

NET ASSETS (equivalent to $1.00 per share on
   120,422,865 shares outstanding)                               $120,422,865

Net Assets consist of:
Capital Stock - Authorized an unlimited number
  of shares, par value $.01 per share                            $  1,204,229
Additional paid-in capital                                        119,218,636
                                                                 $120,422,865

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED MARCH 31, 1997 (UNAUDITED)

INVESTMENT INCOME:
        Interest income                                           $ 3,408,818

Expenses:
        Investment Adviser fees (note B)             $ 205,797
        Administrator fees (note B)                    105,542
        Trustees' fees and expenses                     26,000
        Legal fees                                      23,000
        Audit and accounting fees                       15,000
        Shareholders' reports and proxy statements       9,000
        Registration fees and dues                       6,500
        Transfer and shareholder servicing
          agent fees                                     6,000
        Custodian fees (note D)                          3,668
        Insurance                                        2,000
        Miscellaneous                                   18,200
                                                       420,707

        Investment Advisory fees waived (note B)       (31,288)
        Administration fees waived (note B)            (15,644)
        Expenses paid indirectly (note D)                 (168)
          Net expenses                                                373,607
          Net investment income                                   $ 3,035,211

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
STATEMENTS OF CHANGES IN NET ASSETS
(UNAUDITED)

                                                SIX MONTHS      YEAR ENDED
                                                ENDED MARCH     SEPTEMBER
                                                31, 1997        30, 1996
FROM INVESTMENT ACTIVITIES:
  Net investment income                          3,035,211        $ 7,917,182
  Dividends to shareholders ($0.0243 and
    $0.0500 per share, respectively             (3,035,211)        (7,917,182)
  Change in net assets derived from
    investment activities                             -                  -

FROM CAPITAL SHARE TRANSACTIONS:
                                SHARES
                       SIX MONTHS     YEAR ENDED
                       ENDED MARCH    SEPTEMBER
                       31, 1997       30,1996
Proceeds from shares
  sold                  182,290,288    584,601,557   182,290,288   584,601,557
Reinvested dividends             16        627,248            16       627,248
Cost of shares
  redeemed             (182,806,132)  (610,419,778) (182,806,132) (610,419,778)

Change in net assets
  from capital share
  transactions             (515,828)   (25,190,973)     (515,828)  (25,190,973)

Change in net assets                                    (515,828)  (25,190,973)

NET ASSETS:
  Beginning of period                                120,938,693   146,129,666
  End of period                                    $ 120,422,865 $ 120,938,693

See accompanying notes to financial statements.

CHURCHILL CASH RESERVES TRUST
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)

NOTE A - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES:

    Churchill Cash Reserves Trust (the "Trust"), a diversified, open-end investment company, was organized on January 4, 1985, as a Massachusetts business trust and is authorized to issue an unlimited number of shares. The Trust commenced operations on July 9, 1985.

    The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

(1) PORTFOLIO VALUATION: The Trust's portfolio securities are valued by the amortized cost method permitted in accordance with Rule 2a-7 under the Investment Company Act of 1940 (the "1940 Act"), which, after considering accrued interest thereon, approximates market. Under this method, a portfolio security is valued at cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are included in interest income.

(2) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Interest income is recorded daily on the accrual basis and is adjusted for amortization of premiums and accretion of discounts as discussed in the preceding paragraph.

(3) FEDERAL INCOME TAXES: It is the policy of the Trust to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code applicable to certain investment companies. The Trust intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

(4) REPURCHASE AGREEMENTS: It is the Trust's policy to monitor closely the creditworthiness of all firms with which it enters into repurchase agreements, and to take possession of, or otherwise perfect its security interest in, securities purchased under agreements to resell. The securities purchased under agreements to resell are marked to market every business day so that the value of the "collateral" is at least equal to the value of the "loan" (repurchase agreements being defined as "loans" in the 1940 Act), including the accrued interest earned thereon, plus sufficient additional market value as is considered necessary to provide a margin of safety.

(5) USE OF ESTIMATES: The preparation of financial statements, in conformity with generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE B - MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

    Under an Investment Advisory Agreement, Banc One Investment Advisors Corporation (the "Adviser") became Adviser to the Trust, effective July 19, 1995. In this role, the Adviser supervises the investments and provides various services to the Trust for which it is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.33 of 1% of the average daily net assets of the Trust.

    The Trust also has an Administration Agreement with its founder and sponsor, Aquila Management Corporation (the "Administrator"). Under this Agreement, the Administrator provides all administration services, other than those relating to the management of the Trust's investments. For its services, the Administrator is entitled to receive a fee which is payable monthly and computed as of the close of business each day at the annual rate of 0.17 of 1% of the average daily net assets of the Trust.

    Specific details as to the nature and extent of the services provided by the Adviser and the Administrator are more fully defined in the Trust's Prospectus and Statement of Additional Information.

    The Adviser and the Administrator each agree that the above fees shall be reduced, but not below zero, by an amount equal to its proportionate share (determined on the basis of the respective fees computed as described above) of the amount, if any, by which the total expenses of the Trust in any fiscal year, exclusive of taxes, interest and brokerage fees, shall exceed the lesser of (i) 2.5% of the first $30 million of average net assets of the Trust plus 2% of the next $70 million of such assets plus 1.5% of its average annual net assets in excess of $100 million, or (ii) 25% of the Trust's total annual investment income. No such reduction in fees was required during the six months ended March 31, 1997.

    For the six months ended March 31, 1997, the Trust incurred fees under the Advisory Agreement and Administration Agreement of $205,797 and $105,542, respectively, of which the Adviser and Administrator voluntarily waived $31,288 and $15,644, respectively.

    Under a Distribution Agreement, Aquila Distributors, Inc. serves as the exclusive distributor of the Trust's shares. No compensation or fees are paid by the Trust to Aquila Distributors, Inc. for such share distribution.

NOTE C - DISTRIBUTIONS:

    The Trust declares dividends daily from net investment income and makes payments monthly in additional shares at the net asset value per share or in cash, at the shareholder's option.

NOTE D - CUSTODIAN FEES:

    The Trust has negotiated an expense offset arrangement with its custodian, Banc One Trust Company, N.A., an affiliate of the Adviser, wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. During the six months ended March 31, 1997, the Trust's custodian fees amounted to $3,668, of which $168 was offset by such credits. It is the general intention of the Trust to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

CHURCHILL CASH RESERVES TRUST
FINANCIAL HIGHLIGHTS
(UNAUDITED)

For a share outstanding throughout each period

                       SIX MONTHS
                       ENDED MARCH           YEAR ENDED SEPTEMBER 30,
                       31, 1997      1996     1995     1994     1993    1992
Net Asset Value,
  Beginning of Period     $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  1.0000

Income from Investment
  Operations:
  Net investment income    0.0243   0.0500   0.0526   0.0319   0.0265  0.0380
  Net gain (loss) on
    securities (both
    realized and
    unrealized)               -        -        -        -        -    0.0005

  Total from Investment
    Operations             0.0243   0.0500   0.0526   0.0319   0.0265  0.0385

Less Distributions:
  Dividends from net
    investment income     (0.0243) (0.0500) (0.0526) (0.0319) (0.0265) (0.0380)
  Distributions from
    capital gains             -        -        -        -        -    (0.0005)

  Total Distributions     (0.0243) (0.0500) (0.0526) (0.0319) (0.0265) (0.0385)

Net Asset Value, End
  of Period               $1.0000  $1.0000  $1.0000  $1.0000  $1.0000  $1.0000

Total Return               2.46%#    5.12%    5.39%    3.24%    2.68%    3.87%

Ratios/Supplemental Data
  Net Assets, End of
    Period (in
    thousands)           $120,423 $120,939 $146,130 $187,626 $187,274 $139,633
  Ratio of Expenses to
    Average Net Assets     0.60%*    0.56%    0.58%    0.60%    0.60%    0.65%
  Ratio of Net
    Investment Income to
    Average Net Assets     4.87%*    5.02%    5.24%    3.17%    2.65%    3.90%

For the six months ended March 31, 1997 and for the years ended September 30,
1996 and 1995, net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Administrator's voluntary waiver of fees and the expense offset in custodian fees for uninvested cash balances, would have been:
  Net investment income   $0.0239  $0.0493  $0.0522

  Ratio of Expenses to
    Average Net Assets     0.68%*    0.63%    0.62%

  Ratio of Net
    Investment Income to
    Average Net Assets     4.80%*    4.94%    5.20%

#  Not annualized.

*  Annualized.

NOTE: Effective July 19, 1995, Banc One Investment Advisors Corporation became the Trust's Investment Adviser replacing PNC Bank, Kentucky, Inc.

See accompanying notes to financial statements.